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Exhibit 10.14

        THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Dated:	Shares of Common Stock (subject to adjustment)

HIRERIGHT, INC WARRANT TO PURCHASE COMMON STOCK

        This certifies that, for value received                                                  , or its registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from HIRERIGHT, INC., a California corporation (the "Company"),                    shares of the Company's Common Stock (the "Common Stock"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto as Attachment A duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below.

        1.    Term of Warrant.    Subject to the terms and conditions set forth herein, this Warrant to Purchase Common Stock (the "Warrant") shall be exercisable, in whole or in part, during the term commencing on the date hereof (the "Warrant Issue Date") and ending at 6:00 p.m., Pacific time, on the earlier of (a)                                         or (b) the closing of an Acquisition of the Company, and shall be void thereafter. For the purposes of this Warrant, an "Acquisition" shall mean a sale of all or substantially all of the assets of the Company or an acquisition of the Company by another person or entity, whether by merger, consolidation or otherwise, in which more than fifty percent (50%) of the total voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction or series of transactions. The Company shall provide written notice of its intent to engage in an Acquisition (the "Sale Notice") in accordance with Section 11 herein at least ten (10) days prior to the closing of an Acquisition. If the Holder has elected to exercise this Warrant after receipt of a Sale Notice with respect to an Acquisition and the Acquisition is not consummated, then the Holder's exercise of this Warrant shall not be effective unless the Holder confirms in writing the Holder's intention to go forward with the exercise of this Warrant.

        2.    Exercise Price.    The exercise price at which this Warrant may be exercised shall be equal to $0.706227 per share, as adjusted from time to time pursuant to Section 10 hereof (the "Exercise Price").

        3.    Exercise of Warrant.

        (a)   The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part (such number being subject to adjustment as provided in Section 10 below) at any time during the term hereof as described in Section 1 above, by the surrender of this Warrant along with the Notice of Exercise in the form attached hereto as Attachment A (the "Notice of Exercise") duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check payable to the Company, (ii) by cancellation of outstanding indebtedness of the Company, (iii) by surrender of Warrant as set forth in Section 3(b) below (a "Net Issuance") or (iv) by a combination of (i), (ii) or (iii) of the Exercise Price of the shares to be purchased.

        (b)   If the Holder elects the Net Issuance method, the Company will issue shares of Common Stock in accordance with the following formula:

	X	=	Y(A-B) A
Where:	X	=	The number of shares of Common Stock to be issued to the Holder pursuant to this Net Issuance.
	Y	=	The number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, that portion of the Warrant requested to be exercised.
	A	=	The Fair Market Value of one (1) share of Common Stock (as of the date of such calculation).
	B	=	The Exercise Price (as adjusted as of the date of such calculation).

        For the purposes of this Warrant, Fair Market Value of Common Stock shall mean with respect to each share of Common Stock:

          (i)    if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission (the "SEC"), then the Fair Market Value of one share of Common Stock shall be equal to the initial "Price to Public" specified in the final prospectus with respect to the offering;

          (ii)   if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

            (A)  if the Company's Common Stock is traded on a national securities exchange or on the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the last reported closing sales price for the five (5) business days immediately prior to the date of exercise indicated in the Notice of Exercise; or

            (B)  if actively traded over-the-counter but not on the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing bid and asked prices quoted for the five (5) business days immediately prior to the date of exercise indicated in the Notice of Exercise;

          (iii)  if at any time the Company's Common Stock is not listed on any securities exchange or quoted in the Nasdaq National Market or the over-the-counter market, the Fair Market Value of Common Stock shall be as determined in good faith by the Company's Board of Directors as of the date of exercise indicated on the Notice of Exercise.

        Upon partial exercise, the Company shall promptly issue an amended Warrant representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein.

        (c)   This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender of the Warrant for exercise and payment of the aggregate Exercise Price for the shares purchased as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise.

        4.    No Fractional Shares.    No fractional shares shall be issued upon the exercise of this Warrant; this Warrant shall only be exercisable for whole shares of capital stock.

        5.    Replacement of Warrant.    On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender or cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

        6.    No Rights as Shareholder.    This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. Without limiting the foregoing, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein.

        7.    Transfer of Warrant.    This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the foregoing, this Warrant and all rights hereunder are transferable in whole or in part by the Holder and any successor transferee. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer, at its principal offices and the payment to the Company of all transfer taxes and the governmental charges imposed on such transfer. On surrender of this Warrant for exchange, properly endorsed for transfer and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof. Until this Warrant is transferred in accordance with this Section, the Company may treat the Holder as shown on the Warrant as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

        8.    Compliance with Securities Laws.

        (a)   The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and for investment, and not with a view toward distribution or resale. Holder agrees not to offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Act or the state securities laws. The Holder represents and warrants to the Company that it is an "accredited investor" as that term is defined under the rules and regulations promulgated under the Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account for investment, and not with a view toward distribution or resale, and containing such other representations as the Company may reasonably request.

        (b)   This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

  THE SHARES/WARRANT REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES/WARRANT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT OR ITS COUNSEL STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

        9.    Authorization; Reservation of Shares.    The Company represents and warrants that this Warrant has been duly authorized, and that the shares of Common Stock, issued upon exercise in accordance with the terms of this Warrant, will be duly authorized, validly issued and non-assessable. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Articles of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant.

        10.    Adjustment.

        (a)    Subdivision or Combination of Shares.    In the event the Company shall at any time subdivide its outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

        (b)    Dividends in Common Stock, Other Stock or Property.    If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

          (i)    Common Stock, Options or any shares or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

          (ii)   any cash paid or payable otherwise than as a regular cash dividend; or

          (iii)  Common Stock or additional shares or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 10(a) above) and additional shares, other securities or property issued in connection with a Change (as defined below) (which shall be covered by the terms of Section 10(c) below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (ii) above and this clause (iii)) which such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

        (c)    Recapitalization, Reclassification or Reorganization.    In the event any recapitalization, reclassification or reorganization of the share capital of the Company (other than in connection with an Acquisition) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property (a "Change"), then, as a condition of such Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such Change. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 10(c) shall similarly apply to successive Changes.

        (d)    No Impairment.    The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer or assets, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of Section 10 and in taking all such action as may be necessary or appropriate to protect Holder's rights under the Warrant against impairment.

        11.    Notices.

        (a)   Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at                                                  , Attention:                                        (Facsimile No.                    ) or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at 2100 Main Street, Suite 400, Irvine, California 92614, Attention: President (Facsimile No. (949) 428-5801) or to such other Company address or number as shall have been furnished by the Company in writing to the Holder.

        (b)   Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day, (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All such notices shall be sent to the address or facsimile number as set forth in Section 11(a) above.

        12.    Waiver, Amendments and Headings.    This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

        13.    Binding Effect on Successors.    This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets and/or securities. All of the obligations of the Company relating to the shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

        14.    Governing Law.    This Warrant shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California, without giving effect to the conflict of law principles thereof.

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        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

HIRERIGHT, INC., a California corporation
By:
By:
By:

ACKNOWLEDGED AND AGREED:

[                                                   ]

By:
Name:
Title:

ATTACHMENT A

FORM OF NOTICE OF EXERCISE

        The undersigned hereby elects to purchase            shares of Common Stock of HIRERIGHT, INC., a California corporation (the "Company") under the Warrant to Purchase Common Stock dated                        (the "Warrant"), which the undersigned is entitled to purchase pursuant to the terms of such Warrant, and [check one]:

☐
Cash Exercise.    The undersigned has delivered $                  , the aggregate Exercise Price for                    shares of Common Stock purchased herewith, in full in cash or by check payable to the Company or wire transfer;

☐
Cancellation of Indebtedness.    The undersigned hereby cancels indebtedness owed to the undersigned by the Company in the amount of $                   under the                                         [identify name and date of debt instrument] in exchange for the aggregate Exercise Price for                    shares of Common Stock;

☐
Net Issuance.    In exchange for the issuance of                    shares of Common Stock, the undersigned hereby agrees to surrender the right to purchase                    shares of Common Stock pursuant to the net issuance provisions set forth in Section 3 of the Warrant.

        Please issue a certificate or certificates representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below and in the denominations as is set forth below:

[Type Name of Holder as it should appear on the stock certificate]
[Requested Denominations—if no denomination is specified, a single certificate will be issued]
The initial address of such Holder to be entered on the books of the Company shall be:

        The undersigned hereby represents and warrants that the undersigned is acquiring such shares for his own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

Dated:	By:
Print Name:
Title:

Schedule of Holders of Warrant

Holder	Issuance Date	Number of Shares(1)	Expiration Date
SPVC VI, LLC (successor to St. Paul Venture Capital VI, LLC)	12/31/02	637,189	06/27/12
Baird Venture Partners I Limited Partnership	12/31/02	112,426	06/27/12
Baird Venture Partners I Limited Partnership	12/31/02	87,442	12/12/12
BVP I Affiliates Fund Limited Partnership	12/31/02	78,731	06/27/12
BVP I Affiliates Fund Limited Partnership	12/31/02	61,235	12/12/12
Eric Boden	12/31/02	63,719	12/12/12
NCP 1, L.P. (successor to Mellon Ventures, L.P.)	01/02/03	505,706	06/27/12
Hewitt Associates LLC (successor to Exult, Inc.)	01/02/03	343,879	06/27/12

(1)
Prior to giving effect to any reverse split

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  Exhibit 10.14
HIRERIGHT, INC WARRANT TO PURCHASE COMMON STOCK